Exhibit 10.2

                             DATED DECEMBER 3, 1998




                            (1) TOUCAN MINING LIMITED

                                     - and -

                        (2) TOUCAN GOLD CORPORATION INC.

                                     - and -

                               (3) ANAGRAM LIMITED

                                     - and -

                                 (4) MINMET PLC



                        --------------------------------

                             SUPPLEMENTAL AGREEMENT
                        --------------------------------








                            MATHESON ORMSBY PRENTICE
                                   SOLICITORS
                               POUNTNEY HILL HOUSE
                            6 LAURENCE POUNTNEY HILL
                                     LONDON
                                    EC4R 0BL

                               TEL: 0171 404 0998
                               FAX: 0171 583 5644


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



         THIS AGREEMENT is made the 3rd day of December, 1998.

                                     BETWEEN

(1) TOUCAN MINING LIMITED, a private limited company incorporated under the laws of the Isle of Man and whose registered office is at Celtic House, Victoria Street, Douglas, Isle of Man ("the Optionor"); and

(2) TOUCAN GOLD CORPORATION INC., a public limited company incorporated under the laws of the State of Delaware and whose Principal Executive Offices are situate at 8201 Preston Road, Suite 600, Dallas, Texas 75225, USA ('the Parent"); and

(3) ANAGRAM LIMITED, a private limited company incorporated under the laws of the Isle of Man and whose registered office is at Celtic House, Victoria Street, Douglas, Isle of Man ("the Optionee"); and

(4) MINMET PLC, a public limited company incorporated under the laws of Ireland and whose registered office is at 10 Fitzwilliam Square, Dublin 2 ("Minmet")

                                     WHEREAS

         (A) An Option Agreement was executed between the Optionor, the Parent and the Optionee on the day of December 1998 (the "Option Agreement") relating to the grant of an option to the Optionee to purchase the entire issued share capital of Mineradora de Bauxita Ltda and to acquire the Inter-Company Debt (as defined in the Option Agreement).

         (B) Minmet has agreed to purchase the entire issued share capital of the Optionee subject to the parties thereto entering into this Supplemental Agreement so that the Option Agreement is amended in the manner set out herein.

         (C) The parties hereby further agree that, save as set out hereunder, the terms of the Option Agreement shall continue to apply as set out in the Option Agreement and that the terms defined therein shall have the same meaning whenever used herein.

         NOW IT IS HEREBY AGREED as follows:

         1. The terms of the Share Purchase Agreement between the Optionor, the Parent and the Optionee which is annexed to the Option Agreement in Schedule II are amended so that:

                  (a) Clause 3 thereof is deleted and the following clause is inserted as Clause 3:

                           "3.1 The  consideration  for the  sale  and  purchase
                  hereunder of the Shares (the "Consideration") shall be the allotment to the Vendor of 25,000,000 ordinary shares (the "Consideration Shares") in Minmet plc of 10 Fitzwilliam Square, Dublin 2 ("Minmet").



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                           3.2 The Vendor  covenants and undertakes  with Minmet
                  that it will hold and will not transfer or otherwise dispose of any Consideration Shares referred to at 3.1 above otherwise than in accordance with this Clause 3, namely: (i) the Vendor may sell up to 3,000,000 Consideration Shares in each of the three 6 month periods after the date hereof, and it is hereby agreed that any Consideration Shares not disposed of in earlier periods may be added to those saleable in later
                  periods,   (ii)  in  addition  the  Vendor  will  be  free  to
                  distribute such number of Consideration Shares as would equal the number of shares of the Parent in issue at the time in each of the second and third six month periods. The Vendor and Minmet further agree that the Consideration Shares not so distributed in a second period of six months will be aded to those available for distribution in the third period of six months.

                           3.3 Notwithstanding the provision of Clause 3.2 the Consideration Shares may be placed through Minmet's brokers in agreement with Minmet at any time after the date hereof. Minmet undertakes to act reasonably in respect of all requests for sale of the Consideration Shares from the Vendor.

                           3.4 The Consideration  Shares allotted hereunder will
                  rank pari passu in all respects with those ordinary shares of Minmet in issue on the date hereof, and Minmet agrees and undertakes to make application and otherwise procure that the Consideration Shares allotted to the Vendor hereunder shall be quoted or otherwise dealt in on a pari passu basis as the other ordinary shares in issue on the date hereof.

                           3.5

                                    3.5.1   In the event of:

                                            (a)   any subdivision, consolidation
                  or similar reorganisation of the Consideration Shares;

                                            (b)   any dividend or other distri-
                  bution by Minmet, subdivision, consolidation, reorganisation, repurchase or exchange of the Consideration Shares or other securities of Minmet or other similar corporate transaction or event occurring in respect of or affecting the Considera-tion Shares such that an adjustment is necessary in order to preserve (as far as possible) the equivalent economic value of


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                  the rights of the Vendor  immediately  prior to  the  relevant transaction or event, having regard to any diluting or con-centrating effect of the relevant transaction or event;

                  the auditors for the time being of Minmet shall certify the appropriate adjustment to all or any of the Consideration Shares and their determination shall (save in the case of manifest error) bind Minmet and the Vendor.

                                    3.5.2 Any adjustment made in accordance with
                  3.5.1 above shall take effect from the date of the relevant transaction or event, or, if earlier, the record date for that transaction or event. Notice of any adjustment shall be sent to the Vendor within 28 days together with a share certificate in respect of any additional Consideration Shares to which it is thereby entitled.

                  (b) Schedule III thereof is deleted and the provisions set out in Schedule I hereto are inserted in its place as Schedule III.

         2. The terms of the Assignment of Loan Note between the Parent and the Optionee which is annexed to the Option Agreement in Schedule IV are amended so that Clause 1 thereof is deleted and the following Clause inserted as Clause 1:

                  "1 In consideration of the payment of US$250,000 by Minmet plc of 10 Fitzwilliam Square, Dublin 2, Ireland ("Minmet") to the Vendor (the receipt of which is hereby acknowledged) and the grant by Minmet to the Vendor of 7,700,000 warrants in Minmet pursuant to the terms of the Warrant Instrument attached hereto, the Vendor as beneficial owner assigns to Minmet all that the Debt due and owing to the Vendor by the Debtor and all interest due and to become due for the same and the full benefit and advantage of the same to hold to Minmet absolutely."

         The Warrant Instrument referred to above will be in the form of the Instrument attached hereto and initialed by the parties for identification purposes.

         3.       Guarantee

                  3.1 Minmet hereby guarantees to the Optionor and the Parent that the Optionee will duly observe and perform all of the obligations on its part contained in the Option Agreement together with any and all obligations arising upon the exercise of the Options contained therein and will pay to and indemnify the Optionor and the Parent as the case may be in respect of all losses damages expenses and costs resulting from the breach by the Optionee of such obligations.

                  3.2 This guarantee shall not be discharged by either the Optionor or the Parent giving to the Optionee time or other indulgence in respect of its obligations under the Option Agreement and/or the Share Purchase Agreement.


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         4.       Governing Law

         This Agreement shall be governed by and construed in all respects in accordance with the laws of England and Wales and the parties agree to submit to the non-exclusive jurisdiction of the English Courts as regards any claim or matter arising in relation to this Agreement.


         AS WITNESS the hands of the authorised representative of the parties hereto the day and year first before written.



TOUCAN MINING LIMITED


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



TOUCAN GOLD CORPORATION


By:  /s/ R.P. Jeffcock
     --------------------------
     R.P. Jeffcock



ANAGRAM LIMITED


By:  /s/ David Walsh
     --------------------------
     David Walsh




MINIMET PLC


By:  /s/ Michael Nolan
     --------------------------
     Michael Nolan


By:  /s/ Gordon P. Riddler
     --------------------------
     Gordon P. Riddler

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                                   SCHEDULE I

            Completion Arrangements for the Share Purchase Agreement
                         and the Assignment of Loan Note


At Completion:

1.       Board Meetings

         The Vendor shall procure that a Board Meeting of the Company is duly convened and held at which valid resolutions are passed:

         (a) that the transfers referred to in paragraph 2 below be approved, and that the Purchaser be forthwith placed on the register of members of the Company as the holder of the Shares;

         (b) that there be appointed as directors and secretary of the Company such persons as the Purchaser may nominate;

         (c) that the resignations of the directors and secretaries and auditors referred to in paragraph 2 below be accepted; and

2. A Board Meeting of the Purchaser is duly convened and held at which valid resolutions are passed:

         (a) approving the purchase of the Shares and the entering into of this Agreement and any other documents to be entered into by the Purchaser and authorising such persons signing on the Purchaser's behalf to do so;

         (b) that the allotments to the Vendor of the Consideraton Shares be approved subject to the restrictions on sale contained in Clause 3.2.

3.       Delivery by the Vendor

         The Vendor shall deliver to the Purchaser's Solicitors:

         (a) copies certified as correct by the Secretary of the Company of the resolutions passed at the Board Meetings referred to in paragraph 1 above;

         (b) duly executed transfers of the Shares in favour of the Purchaser or its nominees together with the relevant share certificates;

         (c) any powers of attorney or other authorities under which any transfers have been executed which shall be duly stamped and executed;


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         (d)      the statutory books,  certificate(s) of  incorporation  and of incorporation on change of name, up to date as at Completion, and the Common Seal of the Company;

4.       Delivery by the Purchaser

         The Purchaser shall deliver to the Vendor's solicitors:

         (a)      Share Certificates in respect of the Consideration Shares; and

         (b) certified copies of all board resolutions in relation to the issue of the Consideration Shares to the Vendor; and

         (c)      a bank draft for US$250,000; and

         (d) warrant certificates in respect of 7,700,000 ordinary shares in Minmet issued pursuant to the Warrant Instrument.

5.       Release of Sureties, etc.

         The Vendor shall procure that the Company be released from any guarantee, surety, indemnity, mortgage, charge or other security given by it in respect of all or any of the obligations of the Vendor or any shareholder, director, officer or employee of the Vendor.


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                                   SCHEDULE II

                              The Option Agreement


                          (Omitted. See Exhibit 10.3)




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